                                                               Exhibit 10.05(k)


                            Tenth Amendment to the
                       Implementation Patner Agreement
                                  between
                 The Hunter Group, Inc. and PeopleSoft, Inc.

THIS Tenth Amendment to the Implementation Patner Agreement ("Amendment") is made and entered into on June 20, 1997 ("Amendment Effective Date") by and between PeopleSoft, Inc. ("PeopleSoft") and The Hunter Group, Inc. ("Licensee").

The parties hereby agree that the Implementation Patner Agreement between the parties, dated October 1, 1993 ("Agreement") is amended to provide as follows:

1. Definitions. Unless otherwise defined herein, capitalized terms used in this shall have the same meaning as those used in the Agreement.

2. Licensed Software. PeopleSoft grants Licensee a license to use the following Software, pursuant to the terms and conditions of the Agreement, in addition to the Software licensed under the Agreement.


-----------------------------------------------------------------------------------------------------------------------------
Software/Service (indicate specific Software modules          Database               Per Copy       No.         Total License
            or "full suite*)**                                Platform             License Fee     Copies            Fee
-----------------------------------------------------------------------------------------------------------------------------
          Manufacturing 6 suite                             Oracle (LAN)           *                  1             *
-----------------------------------------------------------------------------------------------------------------------------
          Manufacturing 6 suite                          SQLBase (Single User)     *                  1             *
-----------------------------------------------------------------------------------------------------------------------------
                                                                                        TOTAL LICENSE FEE:          *
-----------------------------------------------------------------------------------------------------------------------------


 *LAN versions are Unlimited Users.

**Please refer to attached Exhibit, Software Product Descriptions, for details about software modules contained in each product description.


3. Payment Terms. Licensee shall pay PeopleSoft *, if applicable, for the Software licensed herein, due upon *. All fees are payable in U.S. dollars and shall be sent to the attention of PeopleSoft's Accounts Receivable Department.

          ----------------------------------------------------------
               Operating System                  Hardware Model
          ----------------------------------------------------------
                     N/A                                N/A
          ----------------------------------------------------------


4. General Information. The contact, billing and site information for the Software is as follows:


---------------------------------------------------------------------------------------------------------------
  PRIMARY CONTACT                        BILLING INFORMATION                     SHIPPING/SITE INFORMATION
---------------------------------------------------------------------------------------------------------------
Contact: Steve Kinney                    Contact: Barbara Bull                   Contact: Barbara Bull
---------------------------------------------------------------------------------------------------------------
Address: 44 Montgomery Street            Address: 100 East Pratt Street          Address: 100 East Pratt Street
San Fransisco, CA 94104                  Suite 1600                              Suite 1600
                                         Baltimore, MD 21202                     Baltimore, MD 21202
---------------------------------------------------------------------------------------------------------------
Phone: 415-989-5333                      Phone: 410-576-1515                     Phone: 410-576-1515
---------------------------------------------------------------------------------------------------------------
Fax: 415-989-0137                        Fax: 410-752-2879                       Fax: 410-752-2879
---------------------------------------------------------------------------------------------------------------


--------------

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

4. Conflict. In the event of any conflicts or inconsistencies between the provisions of this Amendment and the Agreement and/or addenda thereto, the provisions of this Amendment shall prevail. The remainder of the Agreement shall remain in full force and effect, unamended.

ACCEPTED BY:                                 ACCEPTED BY:
THE HUNTER GROUP, INC.                       PEOPLESOFT, INC.


/s/ LDB                                    /s/ Emalee A. Bottini
____________________________________       ____________________________________
Authorized Signature                       Authorized Signature



Loren D. Burnett                           Emalee A. Bottini
Chief Financial Officer                    Sr. V.P. and Chief Financial Officer
------------------------------------       ------------------------------------
Printed Name and Title                     Printed Name and Title

                                  Exhibit A

                         Software Product Descriptions(1)

                       PeopleSoft 6.1 Manufacturing consists of:
                       -----------------------------------------
                                   Manufacturing
                                 Bills and Routing
                                  Cost Management
                                 Production Planning(2)
                                Production Management(2)


                                   PeopleTools 6.01
                                   ----------------
                             (restricted development only)
              SQLBase single-user database is included with Single User Version Workstation Access includes: base application access, Workstation SQR,
                           Crystal, QueryLink, PS/nVision












-----------------------

(1) Unless specifically stated otherwise, all Software is delivered to Licensee only if and when generally commercially available.
(2) The license for Production Planning and Production Management includes a limited use license for Inventory and Manufacturing. Such limited use license means that the Inventory and Manufacturing Software shall only be used in order to access the features and functions of Production Planning and Production Management.